UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2008

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 7, 2008, CME Group Inc. (“CME Group”), NYMEX Holdings, Inc. (“NYMEX Holdings”) and New York Mercantile Exchange, Inc. (“NYMEX”) mailed a supplement dated August 7, 2008 (the “Proxy Supplement”) to the joint proxy statement/prospectus, dated July 21, 2008, to the holders of CME Group Class A common stock and NYMEX Holdings common stock and to NYMEX Class A members. A copy of the Proxy Supplement is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Supplement, dated August 7, 2008, to the Joint Proxy Statement/Prospectus filed as part of CME Group’s registration statement on Form S-4 (File No. 333-151577), filed with and declared effective by the Securities and Exchange Commission on July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin Managing Director, General Counsel and Corporate Secretary

Dated: August 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplement, dated August 7, 2008, to the Joint Proxy Statement Prospectus filed as part of CME Group’s registration statement on Form S-4 (File No. 333-151577), filed with and declared effective by the Securities and Exchange Commission on July 21, 2008.